Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT
This Amendment No. 3 to Credit Agreement, dated as of November 21, 2018 (this “Amendment”) is among MTS SYSTEMS CORPORATION, a Minnesota corporation (the “Company”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as Swingline Lender (the “Swingline Lender”), JPMORGAN CHASE BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as Issuing Banks (collectively, the “Issuing Banks” and each, an “Issuing Bank”) and the Revolving Lenders party hereto. Capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement referenced below.
W I T N E S S E T H:
WHEREAS, the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 5, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Company has requested that the Administrative Agent, the Swingline Lender, the Issuing Banks and the Increasing Revolving Lenders (as defined below) amend the Credit Agreement to provide for an Incremental Revolving Commitment in the amount of $30,000,000 to be provided by the Increasing Revolving Lenders;
WHEREAS, the Company has also requested that the Administrative Agent, the Swingline Lender, the Issuing Banks and the Required Revolving Lenders agree to certain additional amendments to the Credit Agreement; and
WHEREAS, the Administrative Agent, the Increasing Revolving Lenders, the Swingline Lender, the Issuing Banks and the Revolving Lenders party hereto have agreed to so amend the Credit Agreement upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (such date, the “Amendment No. 3 Effective Date”), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Each Revolving Lender set forth in the following table (each such Revolving Lender, an “Increasing Revolving Lender”) hereby agrees, subject to the other terms set forth in the Loan Documents (including, without limitation, Sections 2.09 and 9.04 of the Credit Agreement), to provide an Incremental Revolving Commitment in the amount set forth opposite its name in such table:

Increasing Revolving Lender	Incremental Revolving Commitment
JPMORGAN CHASE BANK, N.A.	$9,000,000
WELLS FARGO BANK, N.A.	$6,500,000
HSBC BANK USA, NATIONAL ASSOCIATION	$6,500,000
U.S. BANK NATIONAL ASSOCIATION	$4,000,000
BANK OF AMERICA, N.A.	$4,000,000
Total Incremental Revolving Commitments	$30,000,000

(b)Section 1.01 of the Credit Agreement is amended to insert, in the appropriate alphabetical location, the following new definition:
““Amendment No. 3 Effective Date” means November 21, 2018.”
(c)The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended to replace the date “July 5, 2021” appearing in clause (a) thereof with the date “July 5, 2022.”
(d)The definition of “Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the final two sentences thereof in their entirety to read as follows:
“The amount of each Lender’s Revolving Commitment as of the Amendment No. 3 Effective Date is set forth on Schedule 2.01A, or in the applicable documentation pursuant to which such Lender shall have assumed its Revolving Commitment pursuant to the terms hereof, as applicable. The aggregate amount of the Revolving Lenders’ Revolving Commitments on the Amendment No. 3 Effective Date is $150,000,000.”
(e)Section 6.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) Maximum Total Leverage Ratio. Except with the written consent of the Required Revolving Lenders, the Company will not permit the ratio (the “Total Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after September 29, 2018, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than the ratio set forth below opposite the day or the period in which such fiscal quarter ends:

Day or Period	Ratio
September 29, 2018 through September 28, 2019	4.75:1.00
December 28, 2019 through June 27, 2020	4.25:1.00
October 3, 2020 through January 2, 2021	3.75:1.00
April 3, 2021 and thereafter	3.50:1.00

(f)Schedule 2.01A of the Credit Agreement is hereby amended to replace the Revolving Commitments grid set forth therein with the following:

LENDER	REVOLVING COMMITMENT
JPMORGAN CHASE BANK, N.A.	$44,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$31,500,000
HSBC BANK USA, NATIONAL ASSOCIATION	$26,500,000
U.S. BANK NATIONAL ASSOCIATION	$24,000,000
BANK OF AMERICA, N.A.	$24,000,000
AGGREGATE REVOLVING COMMITMENTS	$150,000,000

2.Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received:

(a)counterparts to (i) this Amendment, duly executed by each of the Company, each Increasing Revolving Lender, the Administrative Agent, the Swingline Lender, each Issuing Bank and the Required

Revolving Lenders and (ii) the Consent and Reaffirmation attached as Exhibit A hereto, duly executed by the Subsidiary Guarantors;

(b)a certificate executed by a Financial Officer, on behalf of the Company, certifying that as of the date hereof and immediately after giving effect to the terms of this Amendment: (i) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied and (ii) the Company is in compliance (on a pro forma basis, assuming full drawing under the Incremental Revolving Commitment contemplated hereby) with the covenants contained in Section 6.12 of the Amended Credit Agreement;

(c)a fully executed and notarized mortgage amendment, or amended and restated mortgage, with respect to the real property located in Hennepin County, Minnesota, commonly referred to as 1400 Technology Dr., Eden Prairie, Minnesota, in form and substance reasonably satisfactory to the Administrative Agent;

(d)such other opinions, instruments and documents as are reasonably requested by the Administrative Agent; and

(e)payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable fees and documented out-of-pocket expenses (including, to the extent invoiced no less than two (2) Business Days prior to the Amendment No. 3 Effective Date (except as otherwise reasonably agreed by the Company), reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment and any other Loan Documents.

3.Representations and Warranties. To induce the Administrative Agent, the Swingline Lender, the Issuing Banks, the Increasing Revolving Lenders and the Revolving Lenders party hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent, the Swingline Lender, the Issuing Banks, the Increasing Revolving Lenders and the Revolving Lenders party hereto, that:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language was true and correct in all respects) as of such earlier date.

4.Date Down Endorsement. On or before the date which is sixty (60) days after the Amendment No. 3 Effective Date (or such later date as the Administrative Agent may agree to in its reasonable discretion), the Company shall deliver a fully paid date down endorsement or title insurance policy (together with such endorsements as the Administrative Agent shall reasonably request) with respect to the real property located in Hennepin County, Minnesota and commonly referred to as 1400 Technology Dr., Eden Prairie, Minnesota, in form and substance reasonably satisfactory to the Administrative Agent.

5.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in any other Loan Document to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof,” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the

Credit Agreement shall be read together and construed as a single instrument referred to herein as the Amended Credit Agreement.

(b)Except as expressly amended hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.

(c)The liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Secured Obligations (and all filings with any Governmental Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Secured Obligations.

(d)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(e)This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

6.Miscellaneous.

(a)Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b)Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(c)Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MTS SYSTEMS CORPORATION, as the Company

By: /s/ BRIAN T. ROSS
Name: Brian T. Ross
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a
Revolving Lender, as an Increasing Revolving Lender,
as Swingline Lender, as an Issuing Bank and as
Administrative Agent

By: /s/ KRYS SZREMSKI
Name: Krys Szremski
Title: Executive Director

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A., individually as a
Revolving Lender and as an Increasing Revolving
Lender

By: /s/ CHAD KARDASH
Name: Chad Kardash
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and as an Increasing Revolving
Lender

By: /s/ SHARLYN REKENTHALER
Name: Sharlyn Rekenthaler
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, individually
as a Revolving Lender, as an Increasing Revolving
Lender and as an Issuing Bank

By: /s/ TYRONE PARKER
Name: Tyrone Parker
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a
Revolving Lender and as an Increasing Revolving
Lender

By: /s/ FIK DURMUS
Name: Fik Durmus
Title: Director

Signature Page to Amendment No. 3 to Credit Agreement

EXHIBIT A
Consent and Reaffirmation
The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to Credit Agreement with respect to that certain Credit Agreement, dated as of July 5, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among MTS Systems Corporation, a Minnesota corporation (the “Borrower”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of November 21, 2018 (the “Amendment”) and is by and among the Borrower, the Revolving Lenders party thereto, and the Administrative Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated November 21, 2018

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

PCB PIEZOTRONICS, INC.
By: /s/ DAVID HORE
Name: David Hore
Title: President

Signature Page to Consent and Reaffirmation